UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

(a) [Insert full text of semi-annual or annual report here]

Capital Advisors Growth Fund

Semi-Annual Report

June 30, 2021

CAPITAL ADVISORS GROWTH FUND

July 22, 2021

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 12.68% in the first six months of 2021, compared to a gain of 15.25% for the Fund’s benchmark, the S&P 500® Total Return Index.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2021, in comparison to the Fund’s relevant benchmark:

Periods Ending June 30, 2021

		S&P 500® Total
	Fund	Return Index
6-Months (not annualized)	12.68%	15.25%
12-Months	39.22%	40.79%
3-Years	20.73%	18.67%
5-Years	17.84%	17.65%
10-Years	13.71%	14.84%

Net Expense Ratio: 1.02%^ Gross Expense Ratio 1.14% (as of the Fund’s most recently filed Prospectus)

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2022, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The stocks that contributed most positively to the Fund’s return during the first half of the year were concentrated in the technology sector, including Alphabet, Inc. (GOOG: $2,506) Applied Materials, Inc. (AMAT: $137),

CAPITAL ADVISORS GROWTH FUND

NXP Semiconductors N.V. (NXPI: $206), Microsoft Corp. (MSFT: $271), and Nvidia Corp. (NVDA: $800).  These companies have all experienced robust demand for their products and services thus far in 2021 after a year of similar strength the year before.

The under-performers during the first half span multiple industries, although healthcare was well-represented with three companies, including Editas Medicine, Inc. (EDIT: $44), Teledoc Health, Inc. (TDOC: $166), and the iShares S&P Biotech ETF (XBI: $135).  Bright Horizons Family Solutions, Inc.,  (BFAM: $147) faced industry-specific challenges from Covid due to the interpersonal nature of its business providing childcare services for working parents.  Lemonade, Inc. (LMND: $109) experienced a company-specific setback from winter storm, Uri, which triggered extraordinary insurance claims among the renter’s insurance policies the company underwrites in affected states like Texas.

OUTLOOK

•	Conventional inflation readings soared in the first half of 2021, while the 10-year U.S. Treasury yield declined (pushing “real” returns well into negative territory).
a.
We believe the following are among the key reasons for such low interest rates: Fed bond buying, other U.S. and global government stimulus measures, investors’ willingness to follow governments’ implied asset price support, and skepticism about the global economy’s ability to support large debt loads over the long term.

b.
We believe the following are among the key reasons for the recent inflation spike: workers’ unwillingness to return to certain jobs while COVID remains atop the headlines and after paying down their own debts, post-shutdown supply and logistic shortages, and an evolving geopolitical landscape regarding the global supply chain that is centered in China.  Countering those forces remain key factors that have justifiably depressed inflation for more than a decade, including digitization (which actually accelerated during the shutdown), global demographic shifts, and the still-very-intact global supply chain.

•	We are currently framing our investment decisions around three broad considerations:
	a.	Policy makers are embarking on a grand, long-term experiment in coordinated fiscal and monetary stimulus that has never been tried before (the Financial Crisis).
	b.	Inflation readings could overshoot to the upside…but long-term inflation expectations remain subdued.

CAPITAL ADVISORS GROWTH FUND

c.
If the Fed starts to taper sooner than expected, market volatility could increase, but that is unlikely to cause a major retrenchment unless the rate of liquidity withdrawal materially exceeds expectations.

•	We believe certain key financial measures, such as very-negative real interest rates, are unlikely to last structurally, therefore it is prudent to design investment portfolios for resilience.
•
This attitude is reflected in the current design of the Fund to seek greater resilience to the possibility of fluctuating inflation and interest rates, without abandoning important structural investment themes that we believe can drive long-term value creation.

•
Although we have not over-prepared for significantly higher interest rates, we still consider it to be one of the most important risk factors for investors over the next several quarters, and we remain open to the possibility of adjusting further if conditions warrant.

•	We are also cognizant of the “natural order” of asset markets, whereby the events that cause the most damage tend to emerge from places least expected.
•
Although market shocks are unpredictable by their nature, we are tracking developments in the realm of Covid variants, vaccination trends, geopolitics, monetary and fiscal policies, and credit and currency markets for any signs of stress that might signal a change in the risk climate.

CURRENT PORTFOLIO DESIGN

As the global economy recovers, and monetary as well as fiscal stimulus remain significant (potentially too much so), we are identifying companies that may lead cyclical trends as well as longer-term opportunities that emerge from those trends.  We are also managing – through the gyrations of near-term market swings – core positions with companies that can shape the evolution of what are, or could become, very attractive market opportunities.

An example of one trend we believe has accelerated during the economic re-opening is “decarbonization” – an emphasis by governments to reduce the amount of carbon the global economy generates.  For instance, China’s authorities recently idled certain inefficient, pollution-heavy factories, which helped support global commodity prices.

While economic cycles are transitory, we believe the electrification of energy grids and transportation fleets represents an early-phase, multi-year opportunity.  Copper is one industrial metal we believe will be essential to electrification and decarbonization because it is the most efficient superconducting material that can be produced on a significant, industrial scale.

CAPITAL ADVISORS GROWTH FUND

We also believe electric and autonomous technologies can continue to drive innovation within the transportation sector.  This year, we added copper-mining leader Freeport-McMoran, Inc. (FCX ~$37), and automobile parts supplier and contract manufacturer, Magna International, Inc. (MGA ~$93) to the Fund’s portfolio.  One example of a recent contract manufacturing project for Magna is the Fisker Ocean electronic vehicle (EV) with innovative design features, including a solar roof.1

We are also focusing on a diversified set of leaders in what we believe to be some of the global economy’s most attractive value creation trends.  While some of these companies specialize in technologies that help converge market opportunities, others are leaders of attractive markets that are far from traditional “Tech.”

Source: Orion as of June 24, 2021

The chart shows positions in companies we believe have leadership positions in the listed themes

We believe risk management and portfolio “balance” do not have to mean sacrificing returns when we focus on the right mix of ingredients, or value drivers.  Over time, the Fund has achieved generous returns while experiencing lower volatility than the overall stock market.2  This was accomplished through multi-layered risk management that starts with emphasis on portfolio balance among positions.  We also regard cash as “risk capital” that we use not only to help balance portfolio exposures, but also to serve as “dry powder” that can take advantage of opportunities that may arise without having to sell other important positions to do so.

_____________

[1]
Source: Green Car Reports, “Fisker teases more power, unique clutch, for Ocean EV as production agreement signed”, June 21, 2021.  Production is currently scheduled to begin in late 2022.  Fisker is a publicly traded company (FSR ~$19)

[2]	Source: Bloomberg: The Fund had a 2020 beta versus the S&P 500 Index of 0.9. As of June 24, 2021, the Fund has also delivered 24-month and 36-month betas of 0.9.

CAPITAL ADVISORS GROWTH FUND

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2021, were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Alphabet, Inc.	2,285	619.49	2,506.32	5.6
Microsoft Corp.	18,775	75.13	270.90	5.0
Waste Management, Inc.	31,550	111.90	140.11	4.4
Apple, Inc.	32,040	23.84	136.96	4.3
Amazon.com, Inc.	1,255	591.00	3,440.16	4.3
Danaher Corp.	13,670	118.01	268.36	3.6
Blackrock, Inc.	4,070	467.08	874.97	3.5
Accenture Plc	11,840	208.33	294.79	3.4
JPMorgan Chase & Co.	21,939	103.72	155.54	3.4
Thermo Fisher Scientific, Inc.	6,460	277.17	504.47	3.2

Of the 40 positions held in the Fund as of June 30, 2021, the 10 largest holdings represented 40.7% of total assets.  The Fund held 7.3% of its assets in interest bearing cash reserves as of June 30, 2021.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Freeport-McMoran, Inc. (FCX: $37), Magna International, Inc. (MGA: $93) and Dollar General Corp. (DG: $216).

Freeport-McMoRan, Inc. (FCX)

We believe sustainable demand trends related to the global shift toward renewable energy, combined with a recent period of industry underinvestment in supply capacity, could dampen the cyclicality that typically depresses Freeport’s valuation multiple.

Copper is primarily used as an electricity conduit.  The “greening” of the worlds electricity grids and transportation fleets cannot occur without material consumption of copper, in our opinion.  For example, electric vehicles use up to four times more copper than internal combustion vehicles, and renewable technologies for power production consume four-to-five times more copper than fossil fuel generation.3

_____________

[3]	International Copper Association, from Freeport-McMoRan’s 1Q 2021 financial presentation, slide 5

CAPITAL ADVISORS GROWTH FUND

Many analysts believe large miners have underinvested in production capacity since the last cyclical peak in copper prices roughly one decade ago.  For example, there are only 33 projects in the global pipeline currently, versus 51 in 2012.4  It takes years for a new mine to become properly permitted and ready for production, which could keep supply under control for the foreseeable future, even if copper prices remain elevated for several years.  As industry analysts like to say, “There is no shale-oil-equivalent for copper.”

Freeport has key operations coming back online this year in Indonesia and Arizona.  The company recently announced a performance-based payout structure for dividends and share repurchases whereby it will target returning 50% of available cash to shareholders.

Magna International, Inc.

Magna is one of the world’s largest automobile components suppliers and has a significant outsourced manufacturing operation.  We believe management has navigated the pandemic and semiconductor shortage impressively well.  The company’s ability to be an end-to-end design and manufacturing partner can be of special value in a rapidly changing market where large numbers of small automobile design companies are creating innovative vehicles.  For example, management recently formed a significant joint venture with LG Electronics to help develop e-motors and power inverters.  It has a similar partnership with a unit of SAIC Motor, one of China’s largest automobile manufacturers.

Magna’s balance sheet is particularly strong, in our view – it also has deep customer relationships, and a healthy cash flow structure.  According to management, over 90% of the company’s 2023 sales forecast represents orders already received.5

Dollar General Corp.

We believe Dollar General is a well-managed, somewhat unique retailer that has several attractive, medium-term drivers.  Management primarily locates stores in rural areas that typically cannot support multiple retailers.  Approximately 75% of the American population is within five miles of these stores.6  Traditionally, customers frequent Dollar General to get quick, necessary items, then occasionally travel farther-away to a Walmart, Inc. (WMT ~$136) or grocery chain to stock up.

_____________

[4]	Wood McKenzie, from Freeport-McMoRan’s 1Q 2021 financial presentation, slide 6
[5]	Magna International, “Message From The Chief Executive Officer – A Significant Force in Transformative Times”
[6]	Source: Morningstar, “Dollar General, Business Strategy & Outlook,” December 6, 2021

CAPITAL ADVISORS GROWTH FUND

Dollar General has highly efficient supply and logistics chains, in our view.  It matches Walmart’s pricing, which management states is approximately 20%-30% below local, rural alternatives.

In our view, the economic shutdown pulled remote work trends ahead several years, helping accelerate “rural-fication.”  We believe increasing amounts of wealthier customers are becoming aware of DG’s value – they are more willing to shop there on occasion, and more willing to spread positive word-of-mouth.  Management is refurbishing many stores (something it claims has a high return on investment), adding higher-capacity freezer space, offering more fresh foods, opening larger new stores, and launching a new store concept targeted at a slightly younger, wealthier demographic. Each initiative could make Dollar General a more frequent destination versus the occasional “stock up at Walmart” trip.

Like any successful retailer, DG faces increased competitive challenges.  Despite these, we believe management has a visible line to steady sales growth (beyond the COVID-inflated year-ago compares) and potential margin expansion.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

CAPITAL ADVISORS GROWTH FUND

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments.

“Cash Flow” is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Return on invested capital (“ROIC”) is a financial measure that quantifies how well a company generates cash flow relative to the capital it has invested in its business.  It is defined as net operating profit less adjusted taxes divided by invested capital, and is usually expressed as a percentage.

Beta is a measure of the volatility—or systematic risk—of a security or portfolio compared to the market as a whole.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2021 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (1/1/21 – 6/30/21).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2021 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/21	6/30/21	1/1/21 – 6/30/21
Actual	$1,000.00	$1,126.80	$5.27

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.84	$5.01

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited)

Shares	COMMON STOCKS - 91.60%	Value
	Asset Management - 3.51%
4,070	BlackRock, Inc.	$3,561,128

	Auto Manufacturers - 2.62%
45,000	General Motors Co.*	2,662,650

	Auto Parts - 1.94%
21,295	Magna International, Inc.#	1,972,769

	Banks - Diversified - 2.85%
40,800	Citigroup, Inc.	2,886,600

	Banks - Global - 3.36%
21,939	JPMorgan Chase & Co.	3,412,392

	Biotechnology - 1.29%
6,520	Beam Therapeutics, Inc.*	839,189
10,560	Berkeley Lights, Inc.*	473,194
		1,312,383
	Business Services - 2.09%
9,080	Visa, Inc. - Class A	2,123,086

	Business Software & Services - 5.01%
18,775	Microsoft Corp.	5,086,147

	Catalog & Mail Order Houses - 4.26%
1,255	Amazon.com, Inc.*	4,317,401

	Credit Services - 3.09%
10,750	PayPal Holdings, Inc.*	3,133,410

	Copper - 1.29%
35,115	Freeport-McMoRan, Inc.	1,303,118

	Diagnostics & Research - 7.24%
13,670	Danaher Corp.	3,668,481
12,200	Invitae Corp.*	411,506
6,460	Thermo Fisher Scientific, Inc.	3,258,876
		7,338,863

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited), Continued

Shares		Value
	Discount Stores - 1.81%
8,470	Dollar General Corp.	$1,832,823

	Electronic Gaming & Multimedia - 0.68%
2,520	Sea Ltd. - ADR*	691,992

	Farm & Heavy Construction Machinery - 2.20%
24,965	PACCAR, Inc.	2,228,126

	Grocery Stores - 2.03%
53,825	Kroger Co.	2,062,036

	Health Care Plans - 2.42%
6,140	UnitedHealth Group, Inc.	2,458,702

	Health Information Services - 0.86%
5,251	Teladoc Health, Inc.*	873,189

	Information Technology Services - 3.44%
11,840	Accenture PLC - Class A#	3,490,314

	Insurance - Diversified - 1.93%
7,050	Berkshire Hathaway, Inc. - Class B*	1,959,336

	Insurance - Property & Casualty - 0.49%
4,500	Lemonade, Inc.*	492,345

	Insurance - Reinsurance - 0.02%
405	Brookfield Asset Management
	Reinsurance Partners Ltd. - Class A#*	21,045

	Internet Information Providers - 5.62%
410	Alphabet, Inc. - Class A*	1,001,134
1,875	Alphabet, Inc. - Class C*+	4,699,350
		5,700,484
	Medical Devices - 1.91%
7,475	Stryker Corp.	1,941,482

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited), Continued

Shares		Value
	Medical Instruments & Supplies - 1.58%
1,741	Intuitive Surgical, Inc.*	$1,601,093

	Oil & Gas E&P - 1.79%
11,195	Pioneer Natural Resources Co.	1,819,411

	Personal Computers - 4.33%
32,040	Apple, Inc.	4,388,198

	Personal Products - 2.67%
20,038	Procter & Gamble Co.	2,703,727

	Processed & Packaged Goods - 2.58%
17,639	PepsiCo, Inc.	2,613,571

	Real Estate Development - 2.95%
58,660	Brookfield Asset Management, Inc. - Class A#	2,990,487

	Scientific Research & Development Services - 0.88%
5,515	CRISPR Therapeutics AG#*	892,823

	Semiconductor Equipment & Materials - 5.86%
16,090	Applied Materials, Inc.	2,291,216
3,110	NVIDIA Corp.	2,488,311
5,665	NXP Semiconductors N.V.#	1,165,404
		5,944,931
	Specialty Industrial Machinery - 2.64%
12,215	Honeywell International, Inc.	2,679,360

	Waste Management - 4.36%
31,550	Waste Management, Inc.	4,420,470
	Total Common Stocks (Cost $53,468,088)	92,915,892

	EXCHANGE-TRADED FUND - 1.05%
7,880	SPDR S&P Biotech ETF	1,066,952
	Total Exchange-Traded Fund (Cost $646,824)	1,066,952

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited), Continued

Shares	MONEY MARKET FUND - 7.43%	Value
7,539,169	First American Government Obligations
	Fund, Class X, 0.03%† (Cost $7,539,169)	$7,539,169
	Total Investments in Securities
	(Cost $61,654,081) - 100.08%	101,522,013
	Liabilities in Excess of Other Assets - (0.08)%	(79,513)
	Net Assets - 100.00%	$101,442,500

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of June 30, 2021.
+	Non-voting shares.
ADR - American Depository Receipt
ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2021 (Unaudited)

ASSETS
Investments, at value (cost $61,654,081)	$101,522,013
Cash	6,482
Receivables:
Fund shares issued	217,362
Dividends and interest	19,401
Prepaid expenses	22,054
Total assets	101,787,312
LIABILITIES
Payables:
Fund shares redeemed	51,790
Securities purchased	198,182
Due to advisor	56,710
Audit fees	10,414
Shareholder reporting	2,022
Transfer agent fees and expenses	4,324
Administration and fund accounting fees	17,787
Chief Compliance Officer fee	2,438
Custodian fees	927
Trustee fees and expenses	218
Total liabilities	344,812

NET ASSETS	$101,442,500

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$101,442,500
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,491,993
Net asset value, offering and
redemption price per share	$40.71

COMPONENTS OF NET ASSETS
Paid-in capital	$53,510,643
Total distributable earnings	47,931,857
Net assets	$101,442,500

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2021 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $3,140)	$443,089
Interest	1,399
Total income	444,488
Expenses
Advisory fees (Note 4)	352,791
Administration and fund accounting fees (Note 4)	68,727
Transfer agent fees and expenses (Note 4)	17,924
Registration fees	14,330
Audit fees	10,414
Chief Compliance Officer fee (Note 4)	7,438
Trustee fees and expenses	7,319
Shareholder reporting	4,984
Custody fees (Note 4)	4,753
Legal fees	4,657
Miscellaneous fees	2,109
Insurance	1,411
Total expenses	496,857
Less: advisory fee waiver (Note 4)	(26,469)
Net expenses	470,388
Net investment loss	(25,900)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	6,422,129
Net change in unrealized appreciation/(depreciation)
on investments	4,931,159
Net realized and unrealized gain on investments	11,353,288
Net increase in net assets
resulting from operations	$11,327,388

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(25,900)	$77,928
Net realized gain on investments	6,422,129	6,507,201
Net realized gain from redemption in-kind	—	682,614
Capital gain distributions from
regulated investment companies	—	2
Net change in unrealized appreciation/
(depreciation) on investments	4,931,159	12,983,372
Net increase in net assets
resulting from operations	11,327,388	20,251,117

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	—	(5,293,321)
Total dividends and distributions	—	(5,293,321)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change in
outstanding shares (a)	1,487,356	4,807,856
Total increase in net assets	12,814,744	19,765,652

NET ASSETS
Beginning of period	88,627,756	68,862,104
End of period	$101,442,500	$88,627,756

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2021		Year Ended
	(Unaudited)		December 31, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	166,703	$6,367,690	479,842	$14,620,781
Shares issued in
reinvestment
of distributions	—	—	144,549	5,140,163
Shares redeemed+	(127,896)	(4,880,334)	(481,396)	(14,953,088)
Net increase	38,807	$1,487,356	142,995	$4,807,856
+ Net of redemption
fees of		$280		$183

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2021		Year Ended December 31,
	(Unaudited)		2020		2019	2018		2017		2016
Net asset value,
beginning of period	$36.13		$29.81		$22.97	$25.68		$24.11		$22.12
Income from
investment operations:
Net investment
income/(loss)	(0.01	)(3)	0.03	(3)	0.08	0.05	(3)	0.05		0.03
Net realized and
unrealized gain/(loss)
on investments	4.59		8.58		7.89	(1.19)		3.56		2.12
Total from
investment operations	4.58		8.61		7.97	(1.14)		3.61		2.15
Less distributions:
From net
investment income	—		(0.04)		(0.08)	(0.05)		(0.05)		(0.05)
From net realized
gain on investments	—		(2.25)		(1.05)	(1.52)		(1.99)		(0.11)
Total distributions	—		(2.29)		(1.13)	(1.57)		(2.04)		(0.16)
Redemption fees retained	0.00	(3)(4)	0.00	(3)(4)	—	0.00	(3)(4)	0.00	(3)(4)	—
Net asset value,
end of period	$40.71		$36.13		$29.81	$22.97		$25.68		$24.11
Total return	12.68	%(2)	29.03%		34.81%	-4.80%		14.98%		9.71%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$101,443		$88,628		$68,862	$48,427		$51,880		$45,471
Ratio of expenses to
average net assets:
Before fee waivers	1.06	%(1)	1.12%		1.17%	1.18%		1.39%		1.48%
After fee waivers	1.00	%(1)	1.00%		1.00%	1.00%		1.18%		1.25%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	(0.11	)%(1)	(0.01)%		0.12%	0.00%		(0.01)%		(0.11)%
After fee waivers	(0.05	)%(1)	0.11%		0.29%	0.18%		0.20%		0.12%
Portfolio turnover rate	18.70	%(2)	42.57%		43.55%	46.32%		58.34%		39.60%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 1999. The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2021 (Unaudited), Continued

on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.
D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2021 (Unaudited), Continued

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.
During the six months ended June 30, 2021, the Fund retained $280 in redemption fees.
H.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 9 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2021 (Unaudited), Continued

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2021 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2021.

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$1,303,118	$—	$—	$1,303,118
Communication Services	691,992	—	—	691,992
Consumer Cyclical	4,635,419	—	—	4,635,419
Consumer Defensive	3,894,859	—	—	3,894,859
Consumer Goods	5,317,298	—	—	5,317,298
Energy	1,819,411	—	—	1,819,411
Financial	20,579,828	—	—	20,579,828
Healthcare	16,418,535	—	—	16,418,535
Industrial	9,327,957	—	—	9,327,957
Services	6,608,617	—	—	6,608,617
Technology	22,318,858	—	—	22,318,858
Total Common Stocks	92,915,892	—	—	92,915,892
Exchange-Traded Fund	1,066,952	—	—	1,066,952
Money Market Fund	7,539,169	—	—	7,539,169
Total Investments in Securities	$101,522,013	$—	$—	$101,522,013

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

New Rule 18f-4 accounting pronouncement – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Management is currently evaluating the potential impact of Rule 18f-4 on the Fund.

New Rule 2a-5 accounting pronouncement – In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2021 (Unaudited), Continued

market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Fund will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Capital Advisors, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the six months ended June 30, 2021, the Fund incurred $352,791 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest, extraordinary expenses, and other class-specific expense) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

For the six months ended June 30, 2021, the Advisor reduced its fees in the amount of $26,469. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2021 (Unaudited), Continued

the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the six months ended June 30, 2021 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”).

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $17,792,923 and $15,905,434, respectively. There were no purchases and sales of U.S. government securities during the six months ended June 30, 2021.

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2021 and year ended December 31, 2020 were as follows:

	June 30, 2021	December 31, 2020
Ordinary income	$ —	$ 77,928
Long-term capital gains	—	5,215,393

As of December 31, 2020, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$53,710,132
Gross tax unrealized appreciation	34,979,895
Gross tax unrealized depreciation	(48,944)
Net tax unrealized appreciation	34,930,951
Undistributed ordinary income	—
Undistributed long-term capital gain	1,673,518
Total distributable earnings	1,673,518
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$36,604,469

The difference between book basis and tax basis net unrealized appreciation and cost is attributable to wash sales.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2021 (Unaudited), Continued

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•	Growth-Style Investing Risk – Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2021 (Unaudited), Continued

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, owned 64.84% and 25.95%, respectively, of the outstanding shares of the Fund.

NOTE 9 – SUBSEQUENT EVENT

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2021 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-866-205-0523.

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-866-205-0523 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b) Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  9/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  9/7/21

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date  9/3/21

* Print the name and title of each signing officer under his or her signature